UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported)     May 31, 2006
                                                          ----------------------

                         FRIENDLY ICE CREAM CORPORATION
--------------------------------------------------------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)

                                  MASSACHUSETTS
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                001-13579                                 04-2053130
----------------------------------------    ------------------------------------
       (Commission File Number)             (I.R.S. Employer Identification No.)

    1855 Boston Road, Wilbraham, MA                         01095
----------------------------------------    ------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)

                                 (413) 731-4000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(c)  Appointment of Principal Accounting Officer

     Effective May 31, 2006, Florence Tassinari was appointed to serve as Controller of Friendly Ice Cream Corporation ("Friendly's"). Ms. Tassinari, 42, joined Friendly's in 1988 as an accountant and served as assistant controller from 1996 until her recent promotion. Ms. Tassinari earned a B.S. in Business Administration from American International College in Springfield, Massachusetts, and is a Certified Public Accountant. A copy of the press release announcing Ms. Tassinari's appointment is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.


Item 9.01   Financial Statements and Exhibits

(d)      Exhibits

99.1 Press Release dated June 1, 2006 announcing the appointment of Florence Tassinari as Controller



                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 1, 2006            FRIENDLY ICE CREAM CORPORATION


                               By:   /s/ PAUL V. HOAGLAND
                                  ----------------------------------------------
                               Name:  Paul V. Hoagland
                               Title: Executive Vice President of Administration
                                      and Chief Financial Officer










                                        2